J.P. MORGAN FUNDS

JPMorgan Income Builder Fund

(All Share Classes)

( a series of JPMorgan Trust I)

Supplement dated December 9, 2014

to the Prospectuses dated February 28, 2014, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan Income Builder Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2007	Managing Director
Anne Lester	2009	Managing Director
Michael Schoenhaut	2007	Managing Director
Eric J. Bernbaum	2014	Vice President

In addition, the paragraphs in the section entitled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

Income Builder Fund

The Fund is managed by JPMIM’s Global Investments Management Solutions — Global Multi-Asset Group (GIM Solutions — GMAG). The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the strategy and tactical allocations for the Fund. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the lead portfolio managers.

Jeffrey A. Geller, Managing Director and CFA charterholder, Anne Lester, Managing Director, Michael Schoenhaut, Managing Director and CFA charterholder, and Eric J. Bernbaum, Vice President and CFA charterholder, serve as portfolio managers for the Fund. As CIO for the Americas of GIM Solutions — GMAG, Mr. Geller has investment oversight responsibility for the Fund since its inception. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester has been an employee of JPMIM since 1992, a member of GIM Solutions — GMAG since 2000, and a portfolio manager of the Fund since 2009. Mr. Schoenhaut has been an employee of JPMIM since 1997 and a portfolio manager of the Fund since its inception. Mr. Bernbaum is a portfolio manager in GIM Solutions — GMAG. An employee of JPMIM since 2008 and portfolio manager of the Fund since 2014, Mr. Bernbaum focuses on manager research, portfolio construction and the implementation of tactical asset allocation across GIM Solutions — GMAG.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-IB-1214